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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Gentiva Health Services, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                                 11-3454104
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

175 Broad Hollow Road
Melville, New York                                    11747
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(Address of principal executive offices)            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    -------------------------------
         Common Stock                           The Nasdaq National Market
         Purchase Rights

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates:

           333-88663        (if applicable)
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         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)


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Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  (a) Description of Common Stock in the section entitled "Description of Gentiva Health Services Capital Stock" to the Registration Statement on Form S-4, as amended (File No. 333-88663) (the "Registration Statement") is hereby incorporated by reference in accordance with Rule 12b-32 ("Rule 12b-32") under the Securities Exchange Act of 1934.

                  (b) Description of Purchase Rights in the section entitled "Summary of Rights under Gentiva Health Services Rights Agreement" in the Registration Statement is hereby incorporated by reference in accordance with Rule 12b-32 under the Securities Exchange Act of 1934.

Item 2.           EXHIBITS

                  (a) Amended and Restated Certificate of Incorporation of the Registrant filed as an exhibit to the Registration Statement is hereby incorporated by reference in accordance with Rule 12b-32 under the Securities Exchange Act of 1934.

                  (b) Amended and Restated By-Laws of the Registrant filed as an exhibit to the Registration Statement is hereby incorporated by reference in accordance with Rule 12b-32 under the Securities Exchange Act of 1934.

                  (c)      Rights Agreement, dated as of         , 2000, between
                           the Registrant and EquiServe Limited Partnership, as Rights Agent filed as an exhibit to the Registration Statement is hereby incorporated by reference in accordance with Rule 12b-32 under the Securities Exchange Act of 1934.



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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GENTIVA HEALTH SERVICES, INC.




Date:  February 4, 2000                By:    /s/ Edward A. Blechschmidt
                                              --------------------------------
                                              Name:    Edward A. Blechschmidt
                                              Title:   President, Chief
                                                       Executive Officer and
                                                       Chairman of the Board
                                                       of Directors